UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2019

RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL
LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.
Restaurant Brands International Limited Partnership
130 King Street West, Suite 300
Toronto, Ontario M5X 1E1
(Address of principal executive offices, including Zip Code)
(905)
845-6511
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange Toronto Stock Exchange
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2019, Restaurant Brands International Inc. (“RBI” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC as the underwriter (the “Underwriter”), HL1 17 LP (the “Selling Shareholder”), an affiliate of 3G Capital Partners LP (“3G Capital”), as the selling shareholder, and Morgan Stanley & Co. LLC as the forward seller and forward purchaser (in both roles, the “Forward Counterparty”) relating to the sale of 16,960,717 common shares (the “Shares”) of RBI, no par value (the “Common Shares”) to the Underwriter (the “Offering”). The Offering relates to Common Shares that the Selling Shareholder will receive upon exchange of an equal number of Class B exchangeable limited partnership units (the “Partnership exchangeable units”) in Restaurant Brands International Limited Partnership (“RBI LP”), which is expected to close on or before September 23, 2019 (the “Exchange”). RBI will not sell any Common Shares in the Offering and will not receive any proceeds from the sale of the Shares in the Offering.
Pursuant to the Underwriting Agreement, the Forward Counterparty agreed to sell 16,960,717 Common Shares to the Underwriter, at a price of $75.10 per Common Share, subject to the terms and conditions set forth therein. In connection with the Offering, the Selling Shareholder entered into a forward sale agreement (the “Forward Sale Agreement”) with the Forward Counterparty with respect to an aggregate of 16,960,717 Common Shares (the “Forward Shares”). In connection with the Forward Sale Agreement, the Forward Counterparty or its affiliates agreed to borrow an aggregate of 16,960,717 Common Shares from third parties that will be delivered to the Underwriter in the Offering. The Selling Shareholder is expected to physically settle the Forward Sale Agreement by delivering to the Forward Counterparty the Common Shares received upon the Exchange. Upon settlement of the Forward Sale Agreement, the Selling Shareholder will receive, in cash, $75.10 per Common Share, subject to certain adjustments as provided in the Forward Sale Agreement. The settlement of the Forward Sale Agreement is expected to occur on or before September 23, 2019.
The Offering is expected to close on September 6, 2019. After giving effect to the Exchange and the settlement by the Selling Shareholder of the Forward Shares with the Forward Counterparty, 3G Restaurant Brands Holdings LP (“3G RBH”) will hold approximately 32.1% of the combined voting power with respect to RBI.
Pursuant to the terms of the Underwriting Agreement, RBI, the Selling Shareholder, 3G RBH and an affiliate of 3G RBH (the “3G Funds”) have agreed with the Underwriters, subject to certain exceptions, not to dispose of or hedge any of their Common Shares or securities convertible into or exchangeable for Common Shares during the period from the date of the Offering, continuing through the date 180 days thereafter, except with the prior written consent of the Underwriter. RBI has also agreed to impose and enforce the restrictions applicable to the 3G Funds set forth above for a period of 60 days after the date of the Offering with respect to each of its directors affiliated with the 3G Funds, and each of its directors that beneficially owns more than one million Common Shares. In addition, RBI and the Selling Shareholder have agreed to indemnify the Underwriter and the Forward Counterparty against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter or the Forward Counterparty may be required to make in respect of those liabilities.
Copies of the Underwriting Agreement and the opinion of Stikeman Elliott LLP relating to the validity of the Shares are filed as Exhibit 1.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K.
Item 7.01	Regulation FD Disclosure

On September 3, 2019, RBI issued a press release regarding the receipt of an exchange notice related to Partnership exchangeable units of RBI LP, the intent to satisfy the exchange notice with the delivery of Common Shares and the commencement of the Offering. On September 4, 2019, RBI issued a press release announcing the pricing of the Offering. Copies of the press releases are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form
8-K.
The information in this Item 7.01 as well as the press releases attached as Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 4, 2019, by and among RBI, Morgan Stanley & Co. LLC as underwriter, HL 1 17 LP as selling shareholder, and Morgan Stanley & Co. LLC as forward seller and forward purchaser.

5.1	Opinion of Stikeman Elliot LLP.

23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1).

99.1	Press release issued by the Company on September 3, 2019.

99.2	Press release issued by the Company on September 4, 2019.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC .

/s/ Jill Granat
Date: September 5, 2019	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary